DIREXION FUNDS

Supplement dated December 1, 2017

to the Statements of Additional Information (“SAI”)

for each series of the Direxion Funds

The Board of Trustees of the Direxion Funds (“Trust”) has elected Henry W. Mulholland as a Trustee of the Trust effective December 1, 2017.

Additionally, the following is added to the table in the “Board Structure and Related Matters” section titled “Independent Trustees” to each of the Trust’s SAIs:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	152	None.

The following biography is also added to each of the Trust’s SAIs in the “Board Structure and Related Matters” section:

Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.

Additionally, Mr. Mulholland has been elected to the Audit Committee, Nominating and Governance Committee and the Qualified Legal Compliance Committee of the Trust, effective as of December 1, 2017. Therefore, the section titled “Board Committees” is revised to include Mr. Mulholland in the list of each Committee’s members.

As of September 30, 2017, Mr. Mulholland does not own any shares of the Funds in the Trust, but does own over $100,000 of Equity Securities in the Direxion Family of Investment Companies which consists of the Trust, Direxion Shares ETF Trust and the Direxion Insurance Trust. Each table titled “Dollar Range of Equity Securities Owned” is updated accordingly in each of the Trust’s SAIs.

For the fiscal year ended August 31, 2017 or October 31, 2017, as applicable, Mr. Mulholland did not earn any compensation from the Trust.

For more information, please contact the Funds at (866) 851-0511.

Please retain this Supplement with your SAI.